UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENTCOMPANIES

Investment Company Act file number_811-04787

__Franklin New York Tax-Free Trust
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA  94403-1906
(Address of principal executive offices)           (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code:_650 312-2000

Date of fiscal year end: 9/30

Date of reporting period:_9/30/10

Item 1. Reports to Stockholders.

SEPTEMBER 30, 2010

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Franklin New York
Tax-Free Trust

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on franklintempleton.com

FRANKLIN NEW YORK INTERMEDIATE-TERM

TAX-FREE INCOME FUND

Annual Report

Franklin New York Intermediate-Term Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin New York Intermediate-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal, New York state and New York City personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from federal income taxes and New York state personal income taxes.1 As a non-fundamental policy, the Fund also normally invests at least 80% of its total assets in securities that pay interest free from the personal income taxes of New York City.1 The Fund maintains a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of three to 10 years, and only buys securities rated in the top four rating categories by U.S. nationally recognized rating services (or comparable unrated securities).

4 | Annual Report

Dividend Distributions*
Dividend per Share
Month	Class A	Class C	Advisor Class
October 2009	3.17 cents	2.65 cents	3.25 cents
November 2009	3.17 cents	2.65 cents	3.25 cents
December 2009	3.09 cents	2.58 cents	3.18 cents
January 2010	3.09 cents	2.58 cents	3.18 cents
February 2010	3.09 cents	2.58 cents	3.18 cents
March 2010	3.09 cents	2.56 cents	3.18 cents
April 2010	3.09 cents	2.56 cents	3.18 cents
May 2010	3.09 cents	2.56 cents	3.18 cents
June 2010	3.09 cents	2.59 cents	3.18 cents
July 2010	3.09 cents	2.59 cents	3.18 cents
August 2010	3.09 cents	2.59 cents	3.18 cents
September 2010	3.09 cents	2.55 cents	3.18 cents

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.21 on September 30, 2009, to $11.46 on September 30, 2010. The Fund’s Class A shares paid dividends totaling 37.29 cents per share for the same period.2 The Performance Summary beginning on page 10 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.16%, based on an annualization of the current 3.09 cent per share dividend and the maximum offering price of $11.72 on September 30, 2010. An investor in the 2010 maximum combined effective federal and New York state and City personal income tax bracket of 42.91% would need to earn a distribution rate of 5.54% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. During the period under review, renewed investor interest in municipal bonds and limited new-issue supply tended to reduce the Fund’s income, which caused dividends to decline slightly.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Annual Report | 5

Portfolio Breakdown
9/30/10

% of Total
Long-Term Investments*

Subject to Government Appropriations	21.7%
Higher Education	16.2%
Transportation	14.1%
Tax-Supported	11.7%
Hospital & Health Care	10.7%
General Obligation	9.6%
Other Revenue	9.4%
Utilities	3.9%
Prerefunded	1.4%
Corporate-Backed	0.7%
Housing	0.6%

*Does not include short-term investments and other net assets.

State Update

New York’s economy continued to improve over the 12-month period as manufacturing activity, retail and tourism strengthened. Wall Street’s improved profits and bonuses also supported state revenues through fiscal year 2010 (ended March 31, 2010). The state’s unemployment rate declined slightly and fared better than many states during the period and was 8.3% in September 2010 compared with the 9.6% national rate.3 Job losses, though not as severe as the nation’s, were concentrated in the construction sector as the commercial real estate and housing markets remained soft. New York City and Long Island held the highest mortgage default rates among Northeastern states. Although the long-term secular decline in manufacturing continued to be a significant drain on employment, financial services, transportation and government work also grew scarcer and posted net job losses. In fact, employment grew only in a few areas, including leisure and hospitality, professional and business services, and other services.

State legislators, challenged by declining income and sales tax revenues stemming from the recession, faced a projected fiscal year 2010-2011 (begun April 1, 2010) budget shortfall of $9.2 billion that delayed the budget’s adoption and pressured local governments.4 After nearly five months of polarized political debate and gridlock, state lawmakers finalized a $133.8 billion budget in August, one that approved new legislation designed to close the entire deficit and raise about $1 billion in new revenue through a mix of tax hikes and other measures.5 Governor Paterson lauded the budget’s structure, which he said eliminated the deficit mainly through spending cuts, with no borrowing and without any permanent, broad-based tax increases. Because recurring actions accounted for more than 90% of the gap-closing plan, the enacted budget also helped reduce the state’s projected four-year gap, through 2013-2014, by $29 billion (44%).5 These results were also achieved without any deficit borrowing and without depleting rainy day reserves, which remained at $1.2 billion.5

State-related debt outstanding is projected to total $56.9 billion in fiscal year 2010-2011, an increase of $2.2 billion (4%) from fiscal year 2009-2010 levels.5 Debt issuances of $5.4 billion are planned to finance new capital projects, a decrease of $717 million (11.8%) from the previous biennium.5 One of New York’s ongoing issues was its high debt ratios. Net tax-supported debt was 6.5% of personal income and $3,135 per capita, compared with the national

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “High Profile New Issue: New York State,” March 2010.

5. Source: New York State Division of Budget (www.budget.state.ny.us), “Division of the Budget Releases Enacted Budget Financial Plan,” News Release, 8/20/10.

6 | Annual Report

medians of 2.5% and $936.6 However, the state’s debt retirements are scheduled to accelerate through 2014-2015, and the governor’s latest financial plan would lower state-related debt outstanding to 5% of personal income by then.5 Moody’s Investors Service rated New York’s general obligation bonds Aa2 with a stable outlook.7 Moody’s assessment was based on the state’s overall economic health and its longstanding ability to solve annual budget gaps, which is expected to show stability over the longer term. Other favorable factors were strong credit fundamentals such as a wealthy tax base, a well-funded pension system and low exposure to variable rate risk. These positives were balanced against credit weaknesses including a huge current debt burden and fiscal deficit, a high cost of doing business, and poor demographic trends underscored by net annual out-migration.

Municipal Bond Market Overview

For the 12 months ended September 30, 2010, the municipal bond market posted strong results with a +5.81% total return as measured by the Barclays Capital (BC) Municipal Bond Index.8 Coupon payments generated 4.77% of the total return, and 1.04% came from bond price appreciation.8 This was historically strong 12-month performance for municipal bonds. Fixed income investments generally produced robust results during the same 12-month period, and the Treasury bond market returned +7.32% according to the BC U.S. Treasury Bond Index.9

Despite municipal bonds’ strength, many tax-free bonds retained their pre-tax yield advantage over Treasuries. As of period-end, the 4.59% yield of the BC Municipal Bond Index: Long Component exceeded the 3.37% yield of the BC U.S. Treasury Index: Long Component.10 Investors continued to purchase municipal bond mutual fund shares even though budgetary pressures at state

6. Source: Moody’s Investors Service, “Special Comment: 2010 State Debt Medians Report,” May 2010. 7. This does not indicate Moody’s rating of the Fund.

8. Source: © 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch.

9. Source: © 2010 Morningstar. The BC U.S. Treasury Index is the U.S. Treasury component of the U.S. Government Index and covers public obligations of the U.S. Treasury with a remaining maturity of one year or more.

10. Source: © 2010 Morningstar. The BC Municipal Bond Index: Long Component is the long (22+ years) component of the BC Municipal Bond Index. The BC U.S. Treasury Index: Long Component is the long component of the BC U.S. Treasury Index and covers public obligations of the U.S. Treasury with a remaining maturity of 10 years or more.

Annual Report | 7

and local levels and concerns regarding some issuers’ abilities to repay debt were well publicized. Many municipal bonds were re-rated during the period due to a changing economic landscape and reconciliation between corporate and municipal rating scales. Moody’s and Fitch recalibrated ratings for many state and local government issuers to bring them in line with corporate and sovereign ratings. In some cases, these changes resulted in as much as a three-notch rating increase. Investor interest also increased for lower investment-grade and speculative-grade issues during the reporting period, which contributed to the BC Baa Municipal Bond Index’s +7.00% return and the BC Municipal Bond High Yield Index’s +12.14% return, compared with the BC Aaa Municipal Bond Index’s +4.63% total return.11

The American Recovery and Reinvestment Act of February 2009 allowed municipalities to issue taxable bonds and receive a 35% federal government subsidy for all coupon payments distributed to investors for the life of the bonds. Such bonds, however, are not part of the Fund’s tax-free portfolio. The subsidy enabled municipalities to borrow significantly below their after-tax cost in the traditional tax-exempt municipal bond market. In May 2010, the House of Representatives modified and approved certain provisions of the Act. If these modifications become law, municipalities would continue to receive a subsidy for their taxable borrowing at 32% starting in 2011 and 30% in 2012. Municipal bond new-issue supply rose 3.9% in the first half of 2010 compared with the first half of 2009.12 Notably, issuance of taxable municipals surged 157.8% while tax-free issuance fell 19.8% for the same period.12 This comparative shortage of tax-free supply, at a time when many observers believed taxes are likely to rise in the future, supported the municipal bond market’s performance. We continued to believe these new, subsidized, taxable municipal bonds, known as Build America Bonds, may suppress future supply of tax-exempt municipal bonds as long as the government permits their use.

Given the various ratings changes, the relatively steep yield curve, and the reduced tax-exempt supply during the reporting period, we looked for opportunities to keep the portfolio fully invested in longer term bonds.

11. Source: © 2010 Morningstar. The BC Baa Municipal Bond Index is the Baa credit quality component of the BC Municipal Bond Index. The BC Municipal Bond High Yield Index consists of bonds that must be nonrated or rated Ba1 or below. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $20 million. The bonds must be dated after 12/31/90 and must be at least one year from their maturity date. The BC Aaa Municipal Bond Index is the Aaa credit quality component of the BC Municipal Bond Index.

12. Source: Thomson Reuters.

8 | Annual Report

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. As we invest during different interest rate environments, the Fund’s portfolio becomes progressively more diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to help maximize income distribution.

Manager’s Discussion

Consistent with our strategy, we typically look to remain fully invested in a portfolio of bonds that maintain an average weighted maturity of three to 10 years. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide shareholders with high, current, tax-free income.

Thank you for your participation in Franklin New York Intermediate-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 9

Performance Summary as of 9/30/10

Franklin New York Intermediate-Term Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: FKNIX)			Change	9/30/10	9/30/09
Net Asset Value (NAV)		+$	0.25	$11.46	$11.21
Distributions (10/1/09–9/30/10)
Dividend Income	$0.3729
Class C (Symbol: FKNCX)			Change	9/30/10	9/30/09
Net Asset Value (NAV)		+$	0.26	$11.49	$11.23
Distributions (10/1/09–9/30/10)
Dividend Income	$0.3107
Advisor Class (Symbol: FNYZX)			Change	9/30/10	9/30/09
Net Asset Value (NAV)		+$	0.25	$11.48	$11.23
Distributions (10/1/09–9/30/10)
Dividend Income	$0.3835

10 | Annual Report

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Class A: 2.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[2]		+	5.71%	+	24.86%	+	62.07%
Average Annual Total Return[3]		+	3.31%	+	4.07%	+	4.71%
Distribution Rate[4]	3.16%
Taxable Equivalent Distribution Rate[5]	5.54%
30-Day Standardized Yield[6]	2.01%
Taxable Equivalent Yield[5]	3.52%
Total Annual Operating Expenses[7]	0.71%
Class C			1-Year		5-Year		Inception (7/1/03)
Cumulative Total Return[2]		+	5.20%	+	21.63%	+	26.48%
Average Annual Total Return[3]		+	4.20%	+	3.99%	+	3.29%
Distribution Rate[4]	2.66%
Taxable Equivalent Distribution Rate[5]	4.66%
30-Day Standardized Yield[6]	1.50%
Taxable Equivalent Yield[5]	2.63%
Total Annual Operating Expenses[7]	1.26%
Advisor Class[8]			1-Year		5-Year		10-Year
Cumulative Total Return[2]		+	5.80%	+	25.28%	+	62.61%
Average Annual Total Return[3]		+	5.80%	+	4.61%	+	4.98%
Distribution Rate[4]	3.32%
Taxable Equivalent Distribution Rate[5]	5.82%
30-Day Standardized Yield[6]	2.15%
Taxable Equivalent Yield[5]	3.77%
Total Annual Operating Expenses[7]	0.61%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 11

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

12 | Annual Report

Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Past expense reductions by the Fund’s manager increased the Fund’s total returns. If the manager had not taken this action, the Fund’s total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 9/30/10.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/28/10 for the maximum combined effective federal and New York state and City personal income tax rate of 42.91%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the 30 days ended 9/30/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 12/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 12/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 11/30/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 12/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +18.97% and +9.95%.

9. Source: © 2010 Morningstar. The BC Municipal Bond Index: 10-Year Component is the 10-year (8-12) component of the BC Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 13

Your Fund’s Expenses

Franklin New York Intermediate-Term Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

14 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 4/1/10	Value 9/30/10	Period* 4/1/10–9/30/10
Actual	$1,000	$1,060.90	$3.51
Hypothetical (5% return before expenses)	$1,000	$1,021.66	$3.45
Class C
Actual	$1,000	$1,058.80	$6.35
Hypothetical (5% return before expenses)	$1,000	$1,018.90	$6.23
Advisor Class
Actual	$1,000	$1,061.31	$3.00
Hypothetical (5% return before expenses)	$1,000	$1,022.16	$2.94

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.68%; C: 1.23%; and Advisor: 0.58%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Annual Report | 15

Franklin New York Tax-Free Trust

Financial Highlights

Franklin New York Intermediate-Term Tax-Free Income Fund

16 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin New York Tax-Free Trust

Financial Highlights (continued)

Franklin New York Intermediate-Term Tax-Free Income Fund

Annual Report | The accompanying notes are an integral part of these financial statements. | 17

Franklin New York Tax-Free Trust

Financial Highlights (continued)

Franklin New York Intermediate-Term Tax-Free Income Fund

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin New York Tax-Free Trust

Statement of Investments, September 30, 2010

Franklin New York Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 97.5%
New York 91.0%
Albany IDA Civic Facility Revenue,
St. Peter’s Hospital Project, Series A, 5.75%, 11/15/22	$4,090,000	$4,382,559
St. Rose Project, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/12	420,000	438,749
Amherst IDA Civic Facility Revenue, University of Buffalo Foundation Faculty, Student Housing
Corp., Creekside Project, Series A, AMBAC Insured, 4.625%, 8/01/16	1,030,000	1,069,439
Bath Central School District GO, Refunding, NATL RE, FGIC Insured, 4.00%, 6/15/19	1,850,000	1,887,351
Buffalo GO, Refunding, Series C, NATL RE, FGIC Insured, 5.25%, 12/01/15	1,225,000	1,269,076
Byram Hills Central School District GO, ETM, 4.00%, 11/15/10	1,375,000	1,380,748
Canisteo Central School District GO, Refunding, AGMC Insured, 4.25%, 6/15/14	1,080,000	1,136,376
Clarence Central School District GO, Refunding, AGMC Insured, 4.75%, 5/15/15	2,390,000	2,513,157
Dansville Central School District GO, Refunding, Series B, NATL RE, FGIC Insured,
4.25%, 6/15/11	930,000	951,511
4.35%, 6/15/12	870,000	917,476
4.45%, 6/15/13	995,000	1,050,621
Erie County GO, NATL RE, FGIC Insured, Pre-Refunded, 4.70%, 11/01/12	585,000	586,884
Erie County IDA School Facility Revenue, City School District of the City of Buffalo Project,
Series A, 5.25%, 5/01/24	16,520,000	18,788,857
Erie County Water Authority Water Revenue, Refunding, 5.00%, 12/01/17	1,935,000	2,297,484
Fayetteville-Manlius Central School District GO, Refunding, NATL RE, FGIC Insured, 4.50%,
6/15/15	1,095,000	1,154,721
Harborfields Central School District Greenlawn GO, AGMC Insured, Pre-Refunded, 5.00%,
6/01/17	2,105,000	2,169,729
Highland Central School District GO, Refunding, AGMC Insured, 4.125%, 6/15/16	1,080,000	1,118,945
Islip Union Free School District No. 002 GO, Refunding, NATL RE, FGIC Insured, 5.00%,
7/01/18	2,215,000	2,441,129
Livingston County GO, Public Improvement, AGMC Insured, 4.00%, 7/15/21	1,450,000	1,562,389
Long Island Power Authority Electric System Revenue, General, Refunding,
Series A, NATL RE, FGIC Insured, 5.00%, 12/01/19	5,000,000	5,585,350
Series E, 5.00%, 12/01/22	500,000	545,815
Madison County IDA Civic Facility Revenue, Morrisville State College Foundation, Series A,
CIFG Insured, 5.00%, 6/01/15	850,000	870,128
Monroe County GO,
Public Improvement, NATL RE, FGIC Insured, 4.30%, 3/01/13	3,015,000	3,133,218
Series A, Assured Guaranty, 4.50%, 6/01/20	2,855,000	3,115,519
Series A, Assured Guaranty, 4.75%, 6/01/23	2,860,000	3,100,383
Montgomery Otsego Schoharie Counties Solid Waste Management Authority Revenue,
NATL Insured, ETM, 4.00%, 1/01/13	1,920,000	2,068,973
MTA Revenue,
Series B, NATL Insured, 5.25%, 11/15/20	11,250,000	13,196,587
Transportation, Series A, AGMC Insured, 5.50%, 11/15/22	8,765,000	10,676,997
Transportation, Series A, AGMC Insured, 5.50%, 11/15/23	10,000,000	12,265,900
MTA Service Contract Revenue, Refunding, Series A,
5.50%, 7/01/15	5,000,000	5,871,400
5.75%, 7/01/18	1,310,000	1,596,497
NATL Insured, 5.50%, 1/01/19	480,000	518,438
MTA Transit Facilities Revenue, Series C, AGMC Insured, Pre-Refunded, 4.75%,
7/01/16	1,370,000	1,473,654
7/01/16	545,000	574,757

Annual Report | 19

Franklin New York Tax-Free Trust

Statement of Investments, September 30, 2010 (continued)

Franklin New York Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
Nassau County GO,
General Improvement, Series C, 4.00%, 10/01/24	$6,200,000	$6,518,184
Refunding, Series A, NATL RE, FGIC Insured, 6.00%, 7/01/11	1,000,000	1,040,350
Series C, AGMC Insured, 5.00%, 7/01/17	4,000,000	4,755,680
Nassau County Interim Finance Authority Revenue, Sales Tax Secured, Refunding, Series H,
AMBAC Insured, 5.25%, 11/15/17	1,500,000	1,701,600
New York Bridge Authority Revenue, General, 4.125%, 1/01/13	4,000,000	4,161,040
New York City GO,
Refunding, Series A-1, 5.00%, 8/01/17	500,000	589,960
Refunding, Series F, 5.25%, 8/01/13	1,095,000	1,121,379
Refunding, Series G, 5.00%, 8/01/14	200,000	228,790
Refunding, Series G, XLCA Insured, 5.50%, 8/01/12	2,000,000	2,172,360
Series C, NATL Insured, 5.00%, 8/01/16	500,000	578,330
Series E, 5.00%, 8/01/19	3,000,000	3,445,320
Series G, 5.00%, 8/01/15	325,000	377,390
Series H, 4.125%, 8/01/11	1,560,000	1,606,987
Series L, Sub Series L-1, 5.00%, 4/01/23	10,000,000	11,289,600
New York City HDC, MFHR, Series C-1, 5.00%, 11/01/24	2,810,000	3,018,474
New York City Health and Hospital Corp. Revenue, Health System,
Refunding, Series A, AMBAC Insured, 4.60%, 2/15/12	1,000,000	1,002,700
Series A, AGMC Insured, 4.15%, 2/15/12	750,000	779,775
Series A, AGMC Insured, 4.30%, 2/15/13	1,000,000	1,036,050
New York City IDA Civic Facility Revenue,
AGMC Insured, 5.00%, 11/15/19	1,000,000	1,062,000
Institute of International Education Inc. Project, 5.125%, 9/01/16	2,320,000	2,378,974
New York City IDAR, Capital Appreciation, Yankee Stadium Project, Pilot, Assured Guaranty,
zero cpn., 3/01/21	10,150,000	6,440,175
New York City Transitional Finance Authority Building Aid Revenue,
Fiscal 2007, Series S-1, NATL RE, FGIC Insured, 5.00%, 7/15/18	550,000	637,027
Fiscal 2009, Series S-3, 5.00%, 1/15/22	11,865,000	13,471,402
Fiscal 2009, Series S-4, 5.00%, 1/15/20	1,000,000	1,155,900
New York City Transitional Finance Authority Revenue,
Future Tax Secured, Series A, 5.00%, 5/01/22	10,000,000	11,641,300
Future Tax Secured, Series A, Pre-Refunded, 5.25%, 5/01/17	400,000	411,544
Future Tax Secured, Series C, 5.00%, 11/01/22	160,000	181,198
sub. bond, Future Tax Secured, Refunding, Series B, 5.00%, 11/01/23	9,435,000	10,636,736
New York City Trust for Cultural Resources Revenue, Museum of Modern Art, Refunding,
Series 1A,
5.00%, 10/01/17	5,000,000	6,024,450
ETM, 5.00%, 10/01/10	1,000,000	1,000,000
New York Convention Center Development Corp. Revenue, Hotel Unit Fee Secured,
AMBAC Insured, 5.00%, 11/15/20	5,775,000	6,235,903
New York State Dormitory Authority Lease Revenue,
Delaware Chenango Madison Otsego Board of Cooperative Education Services, XLCA Insured,
5.00%, 8/15/21	5,340,000	5,910,365
Master Boces Program, AGMC Insured, 5.25%, 8/15/19	1,000,000	1,047,250

20 | Annual Report

Franklin New York Tax-Free Trust

Statement of Investments, September 30, 2010 (continued)

Franklin New York Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority Revenue,
Department of Health, Refunding, 5.25%, 7/01/16	$500,000	$578,785
Department of Health, Refunding, 5.25%, 7/01/17	5,000,000	5,720,350
Department of Health, Refunding, Sub Series 2, NATL RE, FGIC Insured, 5.00%,
7/01/18	5,000,000	5,350,950
Mental Health Services Facilities Improvement, 4.00%, 1/15/21	13,510,000	14,073,232
Mount St. Mary College, Radian Insured, 4.00%, 7/01/12	1,405,000	1,433,367
Teachers College, NATL Insured, 4.00%, 7/01/12	1,000,000	1,054,250
New York State Dormitory Authority Revenues,
Department of Health, Refunding, Series 2, 5.00%, 7/01/19	3,740,000	4,185,172
Hospital Insured Mortgage, Series A, AGMC Insured, 5.25%, 8/15/15	4,870,000	5,420,651
Hospital, Maimonides, NATL Insured, 5.00%, 8/01/17	1,720,000	1,910,266
Hospital, Maimonides, NATL Insured, 5.00%, 8/01/19	1,895,000	2,067,331
Memorial Sloan-Kettering Cancer Center, Series C, NATL Insured, 5.50%, 7/01/23	8,125,000	9,743,256
Montefiore Hospital, NATL RE, FGIC Insured, 5.00%, 2/01/18	2,975,000	3,279,104
New York University, Series 1, AMBAC Insured, 5.50%, 7/01/18	500,000	601,810
Non-State Supported Debt, Bishop Henry B. Hucles Nursing Home Inc., 5.00%, 7/01/24	4,765,000	5,092,546
Non-State Supported Debt, Cornell University, Refunding, Series A, 5.00%, 7/01/39	1,000,000	1,089,240
Non-State Supported Debt, Lease, Municipal Health Facilities, New York City, Refunding,
Series A, 3.375%, 5/15/21	1,980,000	1,980,752
Non-State Supported Debt, Lease, Municipal Health Facilities, New York City, Refunding,
Series A, 3.50%, 5/15/22	2,000,000	1,994,280
Non-State Supported Debt, Lease, Municipal Health Facilities, New York City, Refunding,
Series A, 3.625%, 5/15/23	2,000,000	2,010,440
Non-State Supported Debt, Lease, Municipal Health Facilities, New York City, Refunding,
Series A, 3.75%, 5/15/24	2,000,000	2,011,180
Non-State Supported Debt, Mount Sinai School of Medicine of New York University,
Refunding, NATL Insured, 5.00%, 7/01/19	2,500,000	2,731,100
Non-State Supported Debt, Mount Sinai School of Medicine of New York University,
Refunding, NATL Insured, 5.00%, 7/01/20	3,670,000	3,970,243
Non-State Supported Debt, Municipal Health Facilities, Lease, Series 2, Sub Series 2-2,
5.00%, 1/15/21	6,675,000	7,367,197
Non-State Supported Debt, New York University, Series A, 5.00%, 7/01/23	7,400,000	8,432,300
Non-State Supported Debt, New York University, Series A, AMBAC Insured, 5.00%,
7/01/23	2,000,000	2,228,120
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Refunding,
Series A, 5.00%, 5/01/23	2,000,000	2,108,620
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Refunding,
Series E, 5.00%, 5/01/19	5,000,000	5,458,250
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Refunding,
Series E, 5.00%, 5/01/20	11,695,000	12,677,614
Non-State Supported Debt, Refunding, Series A, AGMC Insured, 5.25%, 7/01/18	1,245,000	1,317,409
Non-State Supported Debt, School District Bond Financing Program, Series C,
Assured Guaranty, 7.25%, 10/01/28	7,615,000	9,410,541
Non-State Supported Debt, School Districts Financing Program, Series A, AGMC Insured,
5.00%, 10/01/18	7,495,000	8,738,046

Annual Report | 21

Franklin New York Tax-Free Trust

Statement of Investments, September 30, 2010 (continued)

Franklin New York Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority Revenues, (continued)
Non-State Supported Debt, School Districts Financing Program, Series A, AGMC Insured,
5.00%, 10/01/19	$4,000,000	$4,663,920
Non-State Supported Debt, School Districts Financing Program, Series A, Assured Guaranty,
5.00%, 10/01/24	5,000,000	5,582,300
Non-State Supported Debt, Series A, AGMC Insured, Pre-Refunded, 5.25%, 7/01/18	15,000	16,400
Non-State Supported Debt, St. John’s University, Series A, NATL Insured, 5.00%,
7/01/24	1,000,000	1,084,300
Non-State Supported Debt, Student Housing Corp., NATL RE, FGIC Insured, 5.25%,
7/01/22	1,250,000	1,388,963
Non-State Supported Debt, United Health Hospitals, FHA Insured, 4.50%, 8/01/18	5,000,000	5,585,800
Non-State Supported Debt, University of Rochester, Series A-1, 5.00%, 7/01/22	500,000	545,195
Non-State Supported Debt, Upstate Community Colleges, Refunding, Series B, NATL RE,
FGIC Insured, 5.50%, 7/01/22	10,000,000	12,137,100
Secondarily Insured, City University, Consolidated 5th General Resources, Refunding,
Series B, BHAC Insured, 5.00%, 7/01/21	10,160,000	11,568,684
Secured Hospital, Catskill Regional, Refunding, NATL RE, FGIC Insured, 5.25%,
2/15/18	2,300,000	2,511,945
St. John’s University, Series A, NATL Insured, 5.00%, 7/01/14	750,000	774,690
State Supported Debt, AGMC Insured, 5.00%, 2/15/19	5,470,000	6,272,121
State Supported Debt, AGMC Insured, 5.00%, 2/15/20	3,500,000	3,965,885
State Supported Debt, AGMC Insured, 5.00%, 2/15/21	5,475,000	6,142,840
State Supported Debt, City University System, Consolidated Fifth General Resolution,
Series A, NATL RE, FGIC Insured, 5.50%, 7/01/22	9,240,000	11,055,198
State Supported Debt, Lease, State University Dormitory Facilities, Series A, NATL Insured,
5.00%, 7/01/21	1,980,000	2,154,577
State Supported Debt, Lease, State University Dormitory Facilities, Series A, NATL Insured,
5.00%, 7/01/22	1,730,000	1,873,123
State Supported Debt, Mental Health Services Facilities Improvement, NATL RE,
FGIC Insured, 5.00%, 2/15/15	1,245,000	1,420,346
State Supported Debt, State University Educational Facilities, Third General Resolution,
Refunding, Series A, NATL RE, FGIC Insured, 5.50%, 5/15/24	7,790,000	9,389,988
State University Educational Facilities, Third General Resolution, Mandatory Put 5/15/12,
Refunding, Series B, 5.25%, 11/15/23	2,000,000	2,133,060
State University Educational Facilities, Third General Resolution, Refunding, Series A,
NATL RE, FGIC Insured, 5.50%, 5/15/21	7,000,000	8,334,410
University of Rochester, Series A, Pre-Refunded, 5.25%, 7/01/21	500,000	580,985
New York State Dormitory Authority State Personal Income Tax Revenue,
Education, Series D, 5.00%, 3/15/14	1,000,000	1,135,460
Education, Series F, 5.00%, 3/15/23	1,000,000	1,095,260
Refunding, Series A, 5.00%, 2/15/21	7,135,000	8,536,385
New York State Energy Research and Development Authority PCR, New York State Electric and
Gas Corp. Project,
NATL Insured, 4.10%, 3/15/15	2,000,000	2,014,380
Series B, NATL Insured, 4.00%, 10/15/15	5,000,000	5,038,000
Series D, NATL Insured, 4.10%, 12/01/15	2,000,000	2,009,460
New York State Environmental Facilities Corp. State Clean Water and Drinking Water Revenue,
Revolving Funds, Series B, 5.80%, 1/15/16	1,010,000	1,013,515

22 | Annual Report

Franklin New York Tax-Free Trust

Statement of Investments, September 30, 2010 (continued)

Franklin New York Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Environmental Facilities Corp. State Personal Income Tax Revenue, Series A,
5.00%, 12/15/21	$1,115,000	$1,309,512
New York State GO, Series A, 3.50%, 3/15/12	1,000,000	1,042,380
New York State Local Government Assistance Corp. Revenue, senior lien, Refunding,
Series B-C/D, 5.00%, 4/01/20	5,000,000	5,980,300
New York State Municipal Bond Bank Agency Revenue, Series C, Sub Series C1,
Assured Guaranty, 5.00%,
2/15/20	5,705,000	6,589,731
2/15/21	5,790,000	6,586,936
2/15/22	4,615,000	5,226,349
New York State Municipal Bond Bank Agency Special School Purpose Revenue, Series C,
5.50%, 12/01/12	650,000	710,892
New York State Power Authority Revenue, Refunding, Series C, NATL Insured, 5.00%,
11/15/17	1,000,000	1,198,650
New York State Thruway Authority General Revenue, Series F, AMBAC Insured, 5.00%,
1/01/22	6,535,000	7,174,188
New York State Thruway Authority Highway and Bridge Trust Fund Revenue,
Second General, Refunding, Series B, AMBAC Insured, 5.00%, 4/01/21	5,000,000	5,602,800
Second General, Series B, 5.00%, 4/01/18	5,000,000	5,909,450
Series A, AGMC Insured, 5.25%, 4/01/12	1,620,000	1,730,743
New York State Thruway Authority Second General Highway and Bridge Trust Fund Revenue,
Series A, 5.00%, 4/01/23	5,000,000	5,793,600
Series A, NATL Insured, 5.00%, 4/01/22	1,000,000	1,088,970
Series B, 5.00%, 4/01/21	5,000,000	5,797,300
New York State Thruway Authority Service Contract Revenue, Local Highway and Bridge,
Refunding, 5.00%, 4/01/20	5,000,000	5,881,850
New York State Thruway Authority State Personal Income Tax Revenue, Transportation, Series A,
5.00%, 3/15/21	10,000,000	11,792,400
NATL Insured, Pre-Refunded, 5.00%, 3/15/21	500,000	555,115
New York State Urban Development Corp. Revenue,
Corporate Purpose, sub. lien, Series A, 5.125%, 1/01/22	885,000	932,401
Refunding, Series D, Assured Guaranty, 5.50%, 1/01/19	10,000,000	11,852,500
Service Contract, Refunding, Series A-2, 5.00%, 1/01/22	7,650,000	8,691,088
Service Contract, Refunding, Series C, 5.00%, 1/01/22	10,410,000	11,624,535
State Personal Income Tax, Empire State, Series C-1, 4.125%, 12/15/16	1,490,000	1,603,776
State Personal Income Tax, Empire State, Series C-1, 4.25%, 12/15/17	1,955,000	2,097,324
State Personal Income Tax, Series A-1, 5.00%, 12/15/22	1,500,000	1,732,950
State Personal Income Tax, Series A-1, 5.00%, 12/15/23	2,500,000	2,882,325
State Personal Income Tax, Series B, AGMC Insured, 5.00%, 3/15/21	1,000,000	1,103,200
Niagara Falls Bridge Commission Toll Revenue, Bridge System, Series A, Assured Guaranty,
4.00%, 10/01/19	12,300,000	13,517,085
Olean City School District GO, Refunding, NATL RE, FGIC Insured, 4.375%, 6/15/17	1,335,000	1,378,708
Orange County GO, Various Purpose, 4.00%, 7/01/24	1,250,000	1,339,288
Sales Tax Asset Receivable Corp. Revenue, Series A, NATL Insured, 5.25%, 10/15/18	5,000,000	5,671,450
Saratoga Springs City School District GO, Series A, AGMC Insured, 4.50%, 6/15/15	1,025,000	1,065,067
Schenectady Metroplex Development Authority Revenue, NATL RE, FGIC Insured, 4.50%,
9/15/21	1,720,000	1,791,174
Southampton Town GO, Open Space Preservation, 4.00%, 12/15/22	1,000,000	1,097,500

Annual Report | 23

Franklin New York Tax-Free Trust

Statement of Investments, September 30, 2010 (continued)

Franklin New York Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
St. Lawrence County IDA Civic Facility Revenue, St. Lawrence University, Series A, 5.00%,
10/01/16	$17,000,000	$19,646,900
Suffolk County GO, Refunding, Series B, AGMC Insured, 5.25%, 5/01/15	100,000	117,090
Suffolk County Water Authority Waterworks Revenue, sub. lien, Refunding, NATL Insured,
5.10%, 6/01/13	2,000,000	2,211,000
Tobacco Settlement Financing Corp. Revenue, Asset-Backed,
Series A-1C, 5.50%, 6/01/19	5,000,000	5,536,600
Series A-1C, AMBAC Insured, 5.25%, 6/01/21	4,200,000	4,522,896
Series B-1C, 5.50%, 6/01/21	1,000,000	1,090,050
Triborough Bridge and Tunnel Authority Revenues, Refunding, NATL Insured, 5.00%,
11/15/20	1,330,000	1,438,807
Upper Mohawk Valley Regional Water Finance Authority Water System Revenue, AMBAC Insured,
5.75%, 4/01/20	165,000	167,092
Webster Central School District GO, Refunding, AGMC Insured, 5.00%, 6/15/14	500,000	570,400
Western Nassau County Water Authority Water System Revenue, AMBAC Insured, 5.00%,
5/01/19	1,525,000	1,668,014
Yonkers GO, Series E, NATL Insured, 5.00%, 12/01/14	750,000	835,463
Yorktown Central School District GO, NATL Insured, Pre-Refunded, 4.625%, 6/15/18	1,890,000	1,965,524
		667,551,075
U.S. Territories 6.5%
Puerto Rico 4.6%
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
Assured Guaranty, 5.00%, 7/01/16	5,190,000	5,814,616
Puerto Rico Commonwealth GO, Public Improvement, Assured Guaranty, 5.25%, 7/01/18	1,820,000	2,069,868
Puerto Rico Commonwealth Highway and Transportation Authority Grant Anticipation Revenue,
Refunding, NATL Insured, 5.00%, 9/15/17	1,000,000	1,064,290
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
Refunding, Series N, Assured Guaranty, 5.50%, 7/01/21	4,000,000	4,671,720
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Refunding,
Series C, BHAC Insured, 5.50%, 7/01/20	11,550,000	14,048,611
Puerto Rico Electric Power Authority Power Revenue, Refunding, Series NN, NATL Insured,
5.25%, 7/01/22	1,000,000	1,136,230
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
Financing Authority Revenue, Ana G. Mendez University System Project, 5.00%,
3/01/16	2,605,000	2,713,707
3/01/21	2,555,000	2,565,680
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Series I, Pre-Refunded, 5.25%,
7/01/33	10,000	11,540
		34,096,262
U.S. Virgin Islands 1.9%
Virgin Islands PFAR,
Matching Fund Loan Note, senior lien, AGMC Insured, 5.00%, 10/01/29	5,000,000	5,332,000
senior lien, Refunding, Series B, 5.00%, 10/01/19	7,850,000	8,668,520
		14,000,520
Total U.S. Territories		48,096,782
Total Municipal Bonds before Short Term Investments (Cost $671,016,768)		715,647,857

24 | Annual Report

Franklin New York Tax-Free Trust

Statement of Investments, September 30, 2010 (continued)

See Abbreviations on page 36.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

Annual Report | The accompanying notes are an integral part of these financial statements. | 25

Franklin New York Tax-Free Trust

Financial Statements

Statement of Assets and Liabilities

September 30, 2010

26 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin New York Tax-Free Trust

Financial Statements (continued)

Statement of Operations for the year ended September 30, 2010

Annual Report | The accompanying notes are an integral part of these financial statements. | 27

Franklin New York Tax-Free Trust

Financial Statements (continued)

Statements of Changes in Net Assets

Franklin New York Intermediate-Term Tax-Free Income Fund	
	Year Ended September 30,	
	2010	2009
Increase (decrease) in net assets:		
Operations:		
Net investment income	$ 20,312,229	$ 13,362,930
Net realized gain (loss) from investments	132,717	(2,424,644)
Net change in unrealized appreciation (depreciation) on investments	17,922,446	34,510,778
Net increase (decrease) in net assets resulting from operations	38,367,392	45,449,064
Distributions to shareholders from:		
Net investment income:		
Class A	(16,235,633)	(12,062,812)
Class C	(2,394,501)	(946,040)
Advisor Class	(1,808,986)	(143,666)
Total distributions to shareholders	(20,439,120)	(13,152,518)
Capital share transactions: (Note 2)		
Class A	98,874,816	80,492,515
Class C	50,911,456	38,957,527
Advisor Class	42,326,747	33,397,561
Total capital share transactions	192,113,019	152,847,603
Net increase (decrease) in net assets	210,041,291	185,144,149
Net assets:		
Beginning of year	523,812,497	338,668,348
End of year	$733,853,788	$523,812,497
Undistributed net investment income (distributions in excess of net investment income) included in net assets:		
End of year	$ (140,349)	$ 6,472

28 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin New York Tax-Free Trust

Notes to Financial Statements

Franklin New York Intermediate-Term Tax-Free Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin New York Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of one fund, the Franklin New York Intermediate-Term Tax-Free Income Fund (Fund). The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Annual Report | 29

Franklin New York Tax-Free Trust

Notes to Financial Statements (continued)

Franklin New York Intermediate-Term Tax-Free Income Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund recognizes in its financial statements the effects including penalties and interest, if any, of a tax position taken on tax return (or expected to be taken) when it’s more likely than not (a greater than 50% probability), based on the technical merits, that the tax position will be sustained upon examination by the tax authorities. As of September 30, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

d. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

30 | Annual Report

Franklin New York Tax-Free Trust

Notes to Financial Statements (continued)

Franklin New York Intermediate-Term Tax-Free Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued) d. Insurance (continued)

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At September 30, 2010, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

Annual Report | 31

Franklin New York Tax-Free Trust

Notes to Financial Statements (continued)

Franklin New York Intermediate-Term Tax-Free Income Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

a. Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

32 | Annual Report

Franklin New York Tax-Free Trust

Notes to Financial Statements (continued)

Franklin New York Intermediate-Term Tax-Free Income Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
b.	Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Reimbursement Plans:
Class A	0.10%
Compensation Plans:
Class C	0.65%

d. Sales Charges/Underwriting Agreements

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$146,097
Contingent deferred sales charges retained	$60,598

e. Transfer Agent Fees

For the year ended September 30, 2010, the Fund paid transfer agent fees of $279,711, of which $118,484 was retained by Investor Services.

Annual Report | 33

Franklin New York Tax-Free Trust

Notes to Financial Statements (continued)

Franklin New York Intermediate-Term Tax-Free Income Fund

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At September 30, 2010, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2012	$164,472
2014	10,330
2015	1,070,408
2016	1,391,438
2017	1,199,413
2018	1,069,047
$4,905,108

On September 30, 2010, the Fund had expired capital loss carryforwards of $34,731, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended September 30, 2010 and 2009, was as follows:

	2010	2009
Distributions paid from tax-exempt income	$20,439,120	$13,152,518

At September 30, 2010, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt and ordinary income for income tax purposes were as follows:

Cost of investments	$676,394,243

Unrealized appreciation	$44,712,325
Unrealized depreciation	(58,711)
Net unrealized appreciation (depreciation)	$44,653,614

Distributable earnings – undistributed tax exempt income	$475,008

Net investment income and net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended September 30, 2010, aggregated $230,865,744 and $31,090,596, respectively.

34 | Annual Report

Franklin New York Tax-Free Trust

Notes to Financial Statements (continued)

Franklin New York Intermediate-Term Tax-Free Income Fund

6. CONCENTRATION OF RISK

The Fund invests a large percentage of its total assets in obligations of issuers within New York, and U.S. territories. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within New York, and U.S. territories. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

7. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the year ended September 30, 2010, the Fund did not use the Global Credit Facility.

8. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Annual Report | 35

Franklin New York Tax-Free Trust

Notes to Financial Statements (continued)

Franklin New York Intermediate-Term Tax-Free Income Fund

8. FAIR VALUE MEASUREMENTS (continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At September 30, 2010, all of the Fund’s investments in securities carried at fair value were in Level 2 inputs.

9. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS
Selected Portfolio

AGMC	- Assured Guaranty Municipal Corp.	MFHR	- Multi-Family Housing Revenue
AMBAC	- American Municipal Bond Assurance Corp.	MTA	- Metropolitan Transit Authority
BHAC	- Berkshire Hathaway Assurance Corp.	NATL	- National Public Financial Guarantee Corp.
CIFG	- CDC IXIS Financial Guaranty	NATL RE	- National Public Financial Guarantee Corp.
ETM	- Escrow to Maturity		Reinsured
FGIC	-FinancialGuaranty Insurance Co.	PBA	- Public Building Authority
FHA	- Federal Housing Authority/Agency	PCR	- Pollution Control Revenue
GO	-GeneralObligation	PFAR	- Public Financing Authority Revenue
HDC	- Housing Development Corp.	XLCA	- XL Capital Assurance
IDA	-IndustrialDevelopment Authority/Agency
IDAR	-IndustrialDevelopment Authority Revenue

36 | Annual Report

Franklin New York Tax-Free Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin New York Intermediate-Term Tax-Free Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin New York Intermediate-Term Tax-Free Income Fund (the “Fund”) at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
November 16, 2010

Annual Report | 37

Franklin New York Tax-Free Trust

Tax Designation (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended September 30, 2010. A portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2011 (next year), shareholders will be notified of amounts for use in preparing their 2010 (current year) income tax returns.

38 | Annual Report

Franklin New York Tax-Free Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Annual Report | 39

40 | Annual Report

Annual Report | 41

42 | Annual Report

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/(800) 342-5236 to request the SAI.

Annual Report | 43

Franklin New York Tax-Free Trust

Shareholder Information

Franklin New York Intermediate-Term Tax-Free Income Fund

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

44 | Annual Report

Sign up for electronic delivery
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Annual Report and Shareholder Letter

FRANKLIN NEW YORK INTERMEDIATE -TERM

TAX-FREE INCOME FUND

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®
franklintempleton. com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

  2010 Franklin Templeton Investments. All rights reserved.
  A 11/10

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $29,183 for the fiscal year ended September 30, 2010 and $57,281 for the fiscal year ended September 30, 2009.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $35,000 for the fiscal year ended September 30, 2010 and $2,000 for the fiscal year ended September 30, 2009. The services for which these fees were paid included technical tax consultation for derivative investments.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $272 for the fiscal year ended September 30, 2010 and $0 for the fiscal year ended September 30, 2009. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $144,528 for the fiscal year ended September 30, 2010 and $0 for the fiscal year ended September 30, 2009. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $179,800 for the fiscal year ended September 30, 2010 and $2,000 for the fiscal year ended September 30, 2009.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.                    N/A

Item 6. Schedule of Investments.                                  N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.                    N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                              N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.                   N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)  Changes in Internal Controls.  There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN NEW YORK TAX-FREE TRUST

By /s/LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  November 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  November 24, 2010

By /s/GASTON GARDEY

      Gaston Gardey

      Chief Financial Officer and

Chief Accounting Officer

Date  November 24, 2010